PROSPECTUS SUPPLEMENT -- SEPT. 29, 2004*

American Express Cash Reserve Certificate (April 28, 2004) S-6005 V American Express Flexible Savings Certificate (April 28, 2004) S-6013 U



Effective Sept. 29, 2004, American Express Certificate Company will no longer offer an initial rate 25 basis points (0.25%) above the rate offered to the general public on the American Express Flexible Savings Certificate and American Express Cash Reserve Certificate purchased by transferring at least $10,000 from a bank Certificate of Deposit (CD) account.



Effective Sept. 29, 2004, the following information has been added at the end of the first paragraph under "Investment Amounts and Terms" at page 4p of the American Express Flexible Savings Certificate prospectus:

If we offer a promotion, we may require a higher initial investment amount.



Effective Sept. 29, 2004 the following information has been added at the end of the first paragraph under "Promotions and Pricing Flexibility" at page 9p of the American Express Flexible Savings Certificate prospectus:

Different rates may be offered to Gold and Platinum Financial Services Clients and might be restricted to initial terms only.



S-6005-3 A (9/04)

Valid until next prospectus update
*Destroy April 26, 2005